UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 5, 2014
(Date of earliest event reported)
_____________________________________________________________
POTLATCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)
509-835-1500
(Registrant’s telephone number, Including area code)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01    Exhibits

Signatures

Exhibit 10.1

Exhibit 10.2

Exhibit 10.3

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Annual Meeting of Shareholders of Potlatch Corporation held on May 5, 2014, the Company's shareholders approved the Potlatch Corporation 2014 Long-Term Incentive Plan (the "2014 Plan"). The Company's Board of Directors had previously adopted and approved the 2014 Plan, subject to stockholder approval. Terms of the 2014 Plan are described in the Company's 2014 Proxy Statement, which was filed with the Securities and Exchange Commission on April 1, 2014 and the 2014 Plan was attached to the 2014 Proxy Statement as Appendix A. The forms of notices and terms and conditions of equity that may be granted under the 2014 Plan are attached as exhibits hereto to which reference is made for a full statement of the terms and conditions of such equity grants.

ITEM 9.01 EXHIBITS

(d)    The following items are filed with this report.

10.1    2014 Long-Term Incentive Plan (filed as Appendix A to the Proxy Statement on Form DEF 14A filed on
April 1, 2014 and incorporated herein by this reference

10.2    2014 Form Performance Share Award Notice and Award Agreement

10.3    2014 Form RSU Award Notice and Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTLATCH CORPORATION

By    /s/ Lorrie D. Scott                                                 Its:     Vice President, General Counsel
and Corporate Secretary